SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2002

NEW FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29811	33-0404910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 Hellyer Ave.
San Jose, CA 95138-1001
(Address of principal executive offices)

(408) 284-4700
(Registrant’s telephone number, including area code)

ITEM 5: OTHER EVENTS

On April 25, 2002, New Focus, Inc., a Delaware corporation, issued a press release announcing a change in the Company’s management.

ITEM 7: Financial Statements and Exhibits

(c) Exhibit 99.1 – Press release of New Focus, Inc. dated April 25, 2002.

Exhibit No.
99.1	Press release of New Focus, Inc. dated April 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2002	NEW FOCUS, INC.

	By:	/s/ WILLIAM L. POTTS, JR.

William L. Potts, Jr. Chief Financial Officer